Exhibit 99.1

Celularity Appoints Geoffrey Shiu Fei Ling, M.D., Ph.D. to its Board of Directors

Pharmaceutical and Academic Veteran Brings Significant Innovative Technology and Development Expertise Launching New Cellular Therapies

FLORHAM PARK, N.J., September 7, 2023 (GLOBE NEWSWIRE) -- Celularity Inc. (Nasdaq: CELU) (Celularity), a biotechnology company developing placental-derived off-the-shelf allogeneic cell therapies and advanced biomaterial products, today announced the appointment of Geoffrey Shiu Fei Ling, M.D., Ph.D. to its Board of Directors. Dr. Ling, a distinguished academic and military physician-scientist with a strong background in regenerative medicine and a deep commitment to advancing healthcare, will bring invaluable expertise and insights to Celularity as it continues to pioneer innovative therapies for patients in need.

Throughout his career, Dr. Ling has made significant contributions to regenerative medicine and stem cell therapy, earning him recognition as a thought leader in these areas. He has published numerous research papers on innovative cellular therapies. His profound understanding of the intricate biological processes underpinning cell-based treatments makes him an ideal addition to Celularity's Board of Directors. Leveraging Dr. Ling’s outside perspective and deep expertise in stem cell therapy, Celularity hopes to unlock the full potential of placental-derived cells and tissues.

“We are honored to welcome Geoff to the Celularity Board of Directors,” said Robert J. Hariri, M.D., Ph.D., founder, Chairman and Chief Executive Officer of Celularity. “We believe Geoff’s decades-long success record in academia, the military, government and the biopharmaceutical industry will serve Celularity well as we look to progress our pipeline of investigational products to deliver ‘off-the-shelf’ cellular and regenerative therapies faster, more reliably, and at greater scale to more patients. I have long admired Geoff’s career and contributions to medicine and biotechnology, his service to our nation, and have been privileged to share some common background in our careers.”

Dr. Ling commented on his new role, "I am thrilled to join the board of Celularity, a company known for its groundbreaking work in cellular therapies. I look forward to collaborating with my fellow board members and the talented team at Celularity to further advance the development of transformative treatments that have the potential to change lives."

Dr. Ling brings more than 30 years of experience in pharmaceutical, governmental, and academic organizations to his new role. Most recently, he co-founded On Demand Pharmaceuticals – developing advanced, miniaturized, and automated pharmaceutical manufacturing systems that create from precursors to final formulated drugs. He also serves as a Professor of Neurology and an Attending Neurocritical Care physician at Johns Hopkins University and Hospital and the Uniformed Services University of the Health Science (USUHS). Dr. Ling previously served as the Founding Director of the Biological Technologies Office at the Defense Advanced Research Projects Agency (DARPA) and as Assistant Director for Medical Innovation of the Science Division in President Obama’s White House Office of Science and Technology Policy (OSTP). He is a retired U.S. Army colonel who served for 27 years and was deployed to Iraq and Afghanistan.

Dr. Ling obtained his medical degree from Georgetown University and his doctorate in Pharmacology is from Cornell University. He was a postdoctoral research fellow at Memorial Sloan Kettering Cancer Center, completed his neurology residency at Walter Reed Army Medical Center, and his Neuro Critical

Care fellowship at Johns Hopkins. Dr. Ling has published over two hundred peer-reviewed articles, book chapters and reviews. He is a member of the honor societies of Alpha Omega Alpha, Sigma Xi, and the Military Medical Order of Merit. He is a fellow of the American Neurological Association, American Academy of Neurology and Neurocritical Care Society. Dr. Ling is a member of the Society for Critical Care Medicine, the American Society of Pharmacology and Experimental Therapeutics, and AMSUS (the Association of Military Surgeons of the United States).

Celularity also announced today that Andrew von Eschenbach, M.D., will step down from his position on the Board of Directors. “I want to thank Andy for his service as a director since Celularity’s formation and for his advice and guidance during this important period of the company,” said Hariri. “Celularity would not exist had I not had the support and counsel of Dr. von Eschenbach and for that I am deeply grateful. We have made significant clinical and therapeutic advancements in the last six years and are indebted for the role he helped to play in positioning Celularity for continued success.”

About Celularity

Celularity Inc. (Nasdaq: CELU) headquartered in Florham Park, N.J., is a biotechnology company leading the next evolution in cellular and regenerative medicine by developing allogeneic cryopreserved off-the-shelf placental-derived cell therapies, including therapeutic programs using mesenchymal-like adherent stromal cells (MLASCs), T-cells engineered with CAR (CAR T-cells), and genetically modified and unmodified natural killer (NK) cells. These therapeutic programs target indications in autoimmune, infectious and degenerative diseases, and cancer. In addition, Celularity develops, manufactures and commercializes innovative biomaterial products also derived from the postpartum placenta. Celularity believes that by harnessing the placenta’s unique biology and ready availability, it can develop therapeutic solutions that address significant unmet global needs for effective, accessible, and affordable therapies.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, as well as within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are “forward-looking statements,” including those relating to future events. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and the negative of terms like these or other comparable terminology, and other words or terms of similar meaning. The forward-looking statements in this press release include statements regarding Celularity’s ability to progress its pipeline of investigational products to deliver ‘off-the-shelf’ cellular and regenerative therapies faster, more reliably, and at greater scale to more patients, among others. Many factors could cause actual results to differ materially from those described in these forward-looking statements, including the inherent risks in biotechnological development, the risks associated with Celularity’s current liquidity, developments relating to the biotechnology industry, along with those risk factors set forth under the caption “Risk Factors” in Celularity’s annual report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 31, 2023, and other filings with the SEC. These risks and uncertainties may be amplified by current economic situations, including inflation, supply chain issues and overall economic uncertainty. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Celularity does not presently know, or that Celularity currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, these forward-looking statements reflect Celularity’s current expectations, plans, or forecasts of future events and views as of the date of this communication. Subsequent events and developments could cause assessments to change. Accordingly, forward-looking statements should not be relied upon as representing Celularity’s views as of any subsequent date, and Celularity undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

To learn more, visit celularity.com

Celularity Media/Investor Contact:

Carlos Ramirez, SVP Investor Relations

Celularity

carlos.ramirez@celularity.com

Factory PR
celularity@factorypr.com